Exhibit 99.1

[UIC Letterhead]

December 19, 2007

To:	Holders of 3.75% Convertible Senior Notes due 2024
CUSIP Nos. 910671AA4 and 910671AB2

U.S. Bank National Association (the “Trustee”)
60 Livingston Avenue
St. Paul Minnesota 55107-2292
Attention: Corporate Trust Services
Internal Mail EP-MN-WS3C
(United Industrial Corporation - 3.75% Convertible Senior Notes due 2024)

Re: Notice of Conversion Rights, Repurchase Events and Cash Election (the “Notice”)

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Notice of Adjustment to Conversion Rate, Conversion Rights, Repurchase Event and Cash Election issued by United Industrial Corporation (the “Company”) on November 20, 2007 (the “Prior Notice”).  This Notice supplements the Prior Notice.

Reference is hereby made to the Indenture, dated as of September 15, 2004 (as supplemented and amended, the “Indenture”), by and among the Company, AAI Corporation, a Maryland corporation (“AAI”), and the Trustee.

All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture.  All Section references used herein refer to Sections of the Indenture.

Pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of October 7, 2007 (the “Merger Agreement”), by and among the Company, Textron Inc. (“Textron”) and Marco Acquisition Sub Inc., a wholly owned subsidiary of Textron (“Purchaser”), on October 16, 2007, Purchaser commenced a cash tender offer to acquire all of the outstanding shares of Common Stock (the “Offer”).  The Offer expired on Tuesday, November 13, 2007.  On November 14, 2007, Purchaser accepted for payment the shares of Common Stock validly tendered in the Offer.  On December 18, 2007 (the “Merger Effective Date”), Purchaser merged with and into the Company, with the Company surviving as an indirect wholly owned subsidiary of Textron (the “Merger”).  As of the close of trading on December 18, 2007, the Common Stock was de-listed from the NYSE Euronext, Inc. (“NYSE”).

1.              Notice of Conversion Rights and Procedures to Exercise Conversion Rights

The Company hereby notifies you, in accordance with Section 4.1(b), that, pursuant to Section 4.1(a)(4), you may surrender your Securities for conversion from (i) October 23,

2007 (the date that originally had been expected to be 15 Business Days before the effective date of the Merger) until (ii) January 10, 2008 (the date that is 15 Business Days after the Merger Effective Date) (such period, the “Merger Conversion Period”).  Pursuant to Section 4.2, if you surrender your Securities for conversion during the Merger Conversion Period, you will receive the Repurchase Event Make-Whole Premium provided for in Section 3.3(b).

The amount of such Repurchase Event Make-Whole Premium payable in respect of Securities converted during the Merger Conversion Period after December 11, 2007 and on or before January 10, 2008 (the date the Merger Conversion Period ends) is equal to 2.668% of the principal amount of the Securities so converted.  If a Holder elects to convert Securities at any time after January 10, 2008 (the date the Merger Conversion Period ends), such Holder will not be entitled to any Repurchase Event Make-Whole Premium in respect of the Securities so surrendered for conversion.

As previously announced, the Company has elected to pay any Repurchase Event Make-Whole Premium payable to Holders solely in cash and the Company has elected to satisfy 100% of the Conversion Obligation in cash.

A Holder who converts a Security after the Merger Effective Date shall be entitled to receive an amount in cash equal to the amount such Holder would have been entitled to receive in respect of such Security upon consummation of the Merger had such Security been converted into Common Stock immediately prior to the consummation of the Merger.  Reference is made to the Indenture for the calculation of the amount of cash that Holders are entitled to receive in respect of any Security that was converted on or before the Merger Effective Date.

A Security may be converted in part, but only if the principal amount of such part is an integral multiple of $1,000 and the principal amount of such Security to remain outstanding after such conversion is equal to $1,000 or any integral multiple of $1,000 in excess thereof.

Any Securities which are surrendered for purchase by the Company pursuant to Section 3.3(a) will become convertible only if such surrender for purchase has been validly withdrawn in accordance with Section 3.3(f).

In addition to complying with any other rules and procedures of the Depositary for converting a beneficial interest in a Security in global form, to surrender Securities for conversion, Holders must:

(1)                      properly complete and deliver notice of conversion to the Trustee, as Conversion Agent, to the following address: U.S. Bank National Association, 60 Livingston Avenue, St. Paul Minnesota  55107-2292, Attention: Corporate Trust Services, Internal Mail EP-MN-WS3C, (United Industrial Corporation - 3.75% Convertible Senior Securities due 2024), in accordance with the rules and procedures of the Depositary;

(2)                      cause to be delivered to the Trustee, as Conversion Agent, through the facilities of the Depositary, in accordance with the rules and procedures of the Depositary, an interest in the aggregate principal amount and corresponding principal amount represented thereby to be converted of such Security in global form;

(3)                      pay all transfer or similar taxes that are due if the Holder requests that the cash payable upon such conversion be issued or paid to a person other than the Holder of the beneficial interest in the Security in global form being converted; and

(4)                      provide executed Internal Revenue Service forms (or analogous state, local or non-U.S. forms) as reasonably requested by the Conversion Agent.

Any Holder may request, in accordance with the rules and procedures of the Depositary, that cash payments for converted Securities be credited to such account at the Depositary as such Holder may designate.

If payment of cash upon conversion of Securities is to be made to, or if Securities not converted are to be registered in the name of, any persons other than the Holder(s) effecting the conversion, or if converted Securities are registered in the name of any person other than the person(s) effecting the conversion, the amount of any transfer taxes (whether imposed on such Holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the cash payment unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

A Security shall be deemed converted as of the close of business on the date of the surrender of such Security for conversion.  Upon conversion of a Security, all obligations under the Security so converted will be deemed satisfied, including with respect to any accrued and unpaid interest (including Contingent Interest, if any, and Special Interest, if any).

2.              Notice of Amount of the Repurchase Event Make-Whole Premium

The Repurchase Event Make-Whole Premium payable in connection with either (i) the exercise of conversion rights after December 11, 2007 and on or before January 10, 2008 or (ii) the repurchase by the Company of Securities on January 16, 2008 pursuant to the exercise by Holders of repurchase rights on or before January 15, 2008, each as described herein, shall, in each case, equal 2.668% of the principal amount of the Securities so converted or delivered for repurchase.

3.              Notice of Repurchase Events and Procedures to Exercise Repurchase Rights

In accordance with Section 3.3(c), this Notice constitutes a Repurchase Event Company Notice.  Accordingly, as contemplated by Section 3.3(c), Holders are advised as follows:

(1)                      Repurchase Events occurred under the Indenture on December 18, 2007, when each of (i) the Merger was consummated and (ii) the Common Stock was de-listed from the NYSE.

(2)                      January 16, 2008 is the Repurchase Date for the Repurchase Events described in clause (1) above.

(3)                      Holders who elect to require the Company to repurchase Securities as a result of the Repurchase Events described in clause (1) above must deliver a properly completed and executed Repurchase Event Repurchase Notice to the Trustee, as Paying Agent

    and Conversion Agent, no later than 5:00 p.m., New York City time, on January 15, 2008, to the address set forth in clause (7) below.  Holders must also provide properly completed and executed Internal Revenue Service forms (or analogous state, local or non-U.S. forms) as reasonably requested by the Paying Agent.

(4)                      For repurchases made on January 16, 2008, the Repurchase Price payable for each $1,000 principal amount of Security is $1,012.50 (which includes $12.50 in accrued but unpaid interest (including Contingent Interest, if any and Special Interest, if any) through January 15, 2008, the date immediately preceding the Repurchase Date).

(5)                      Holders who elect to require the Company to repurchase Securities on January 16, 2008 are also entitled to receive a Repurchase Event Make-Whole Premium equal to 2.668% of the principal amount of the Securities so delivered for repurchase.

(6)                      The Company has previously announced its election to pay any Repurchase Event Make-Whole Premium solely in cash.  In addition, the Company elects to pay 100% of the Repurchase Price in cash.

(7)                      U.S. Bank National Association is the Paying Agent and the Conversion Agent and its address is 60 Livingston Avenue, St. Paul Minnesota  55107-2292, Attention: Corporate Trust Services, Internal Mail EP-MN-WS3C, (United Industrial Corporation - 3.75% Convertible Senior Securities due 2024).  The telephone number of the Paying Agent and the Conversion Agent is (800) 934-6802 and its facsimile number is (651) 495-8158.

(8)                      A Repurchase Event Repurchase Notice described in clause (3) above may be withdrawn by means of a written notice of withdrawal delivered to the office of the Trustee, as Paying Agent, to the address indicated in clause (7) above at any time prior to 5:00 p.m., New York City time, on January 15, 2008, the Business Day immediately preceding the Repurchase Date, specifying: (i) the name of the Holder; (ii) a statement that the Holder is withdrawing its election to require the Company to repurchase its Securities; (iii) the certificate number(s), if any, of the Securities in respect of which such notice of withdrawal is being submitted; (iv) the principal amount of the Securities with respect to which such notice of withdrawal is being submitted; (v) the principal amount, if any, of such Securities which remain subject to the original Repurchase Event Repurchase Notice and which has been or will be delivered for repurchase by the Company; and (vi) if the Securities are not then issued in certificated form, the Repurchase Event Repurchase Notice must comply with the Applicable Procedures of the Depositary in effect at that time.

(9)                      The Conversion Rate is 25.5336 shares of Common Stock per $1,000 principal amount of Securities.

                                    Please note that the Repurchase Price is substantially less than the value which would be received upon conversion of such Securities.  Each Holder should review this Notice carefully and consult with such Holder’s own financial and tax advisors in determining, and make such Holder’s own decision as to, whether or not to surrender Securities for repurchase by the Company pursuant to Section 3.3(a) and, if so, the amount of Securities to surrender.  None of the Company, its board of directors, officers or other representatives, nor the Paying Agent or Conversion Agent, are making any representation or recommendation to any Holder as to whether or not to surrender Securities for repurchase by the Company at the Repurchase Price.

(10)                As described in this Notice, the Securities with respect to which a Holder may deliver a Repurchase Event Repurchase Notice may also be converted.  If a Holder delivers a Repurchase Event Repurchase Notice to the Trustee, as Paying Agent, as described herein, such Holder may convert the Securities related to such Repurchase Event Repurchase Notice so delivered only if such Holder withdraws such Repurchase Event Repurchase Notice in accordance with Section 3.3(f).

(11)                The portion of the principal amount of the Securities that Holders may deliver to be repurchased must be $1,000 or an integral multiple of $1,000.  Pursuant to Section 3.3(a), you have the right, at your option, to require the Company to repurchase all of your Securities not previously called for redemption, or any portion of such Securities.

Enclosed herewith is the Repurchase Event Repurchase Notice, which Holders who desire the Company to repurchase any of their Securities on January 16, 2008 must properly complete and duly execute in its entirety.  In order for a Holder to exercise its repurchase right to have Securities repurchased on January 16, 2008, such Holder must deliver a properly completed Repurchase Event Repurchase Notice to the Trustee, as Paying Agent, at any time until 5:00 p.m., New York City time, on January 15, 2008.

It is a condition to the payment of the Repurchase Price to a Holder who has elected to require the Company to repurchase Securities that such Holder deliver to the Trustee, as Paying Agent, with, or at any time after delivery of, the Repurchase Event Repurchase Notice, such Securities (together with all necessary endorsements) at the offices of the Trustee, as Paying Agent, indicated above.  The Repurchase Price will be paid pursuant to Section 3.3 only if the Securities delivered to the Trustee, as Paying Agent, conform in all respects to the description thereof set forth in the related Repurchase Event Repurchase Notice.  Any repurchase by the Company pursuant to Section 3.3 will be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Repurchase Date and the time of delivery of the Securities.  Immediately after the Repurchase Date, the Securities held by any Holder who has submitted a properly completed Repurchase Event Repurchase Notice to the Trustee, as Paying Agent, with respect to such Securities, will cease to be outstanding and interest on such Securities will cease to accrue, whether or not such Securities are delivered to the Trustee, as Paying Agent, and the rights of the Holders in respect thereof will terminate (other than the right to receive the Repurchase Price and the Repurchase Event Make-Whole Premium, upon delivery of such Securities).

Very truly yours,

UNITED INDUSTRIAL CORPORATION

By:	/s/ James J. Mc Ginnis

Title:	Vice President and Assistant Controller

UNITED INDUSTRIAL CORPORATION

3.75% CONVERTIBLE SENIOR NOTES DUE 2024

REPURCHASE EVENT REPURCHASE NOTICE

(1)           Certificate number of the Security the undersigned will deliver to be repurchased or the appropriate depositary procedures if Certificated Securities have not been issued:

(2)           Portion of the principal amount of the Security that the undersigned will deliver to be repurchased, which portion must be $1,000 or an integral multiple of $1,000:

(3)           To indicate that the Security referenced in (1) above in the principal amount stated in response to (2) above shall be repurchased on January 16, 2008, the Repurchase Event Repurchase Date, pursuant to the terms and conditions specified in the Securities and in the Indenture, check the box: ☐

In order for a Holder to exercise its right to have Securities repurchased on January 16, 2008, this Repurchase Event Repurchase Notice, properly completed, must be delivered to the Trustee, as Paying Agent, by no later than 5:00 p.m., New York City time, on January 15, 2008, at the following address: U.S. Bank National Association, 60 Livingston Avenue, St. Paul Minnesota  55107-2292, Attention: Corporate Trust Services, Internal Mail EP-MN-WS3C, (United Industrial Corporation - 3.75% Convertible Senior Notes due 2024).  Holders must also provide executed Internal Revenue Service forms (or analogous state, local or non-U.S. forms) as reasonably requested by the Paying Agent.

The delivery of Securities to the Trustee, as Paying Agent, with, or at any time after delivery of, this Repurchase Event Repurchase Notice (together with all necessary endorsements) at the offices of the Trustee, as Paying Agent, indicated above is a condition to the payment to the Holder of the Repurchase Price therefore.  The Repurchase Price will be paid pursuant to Section 3.3 of the Indenture only if the Securities delivered to the Trustee, as Paying Agent, conform in all respects to the description thereof set forth in this Repurchase Event Repurchase Notice.

Any repurchase by the Company pursuant to Section 3.3 of the Indenture will be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Repurchase Date and the time of delivery of the Securities to the Paying Agent by the Holder thereof.  Immediately after the Repurchase Date, the Securities held by any Holder who has submitted this Repurchase Event Repurchase Notice, properly completed, to the Trustee, as Paying Agent, with respect to such Securities, will cease to be outstanding and interest on such Securities will cease to accrue, whether or not such Securities are delivered to the Trustee, as

Paying Agent, and the rights of the Holders in respect thereof will terminate (other than the right to receive the Repurchase Price and the Repurchase Event Make-Whole Premium, upon delivery of such Notes).

This Repurchase Event Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Trustee, as Paying Agent, to the address indicated above at any time prior to 5:00 p.m., New York City time, on January 15, 2008, the Business Day immediately preceding the Repurchase Date, specifying: (i) the name of the Holder; (ii) a statement that the Holder is withdrawing its election to require the Company to repurchase its Securities; (iii) the certificate number(s), if any, of the Securities in respect of which such notice of withdrawal is being submitted; (iv) the principal amount of the Securities with respect to which such notice of withdrawal is being submitted; (v) the principal amount, if any, of such Securities which remain subject to the original Repurchase Event Repurchase Notice and which has been or will be delivered for repurchase by the Company; and (vi) the Repurchase Event Repurchase Notice must comply with the Applicable Procedures of the Depositary in effect at that time.

If you want the Repurchase Price and the Repurchase Event Make-Whole Premium paid to a person or sent to an address, other than the to the person or address listed in the Primary Registrar’s register of the Securities, complete the form below:

Print or type payee’s social security or taxpayer I.D. no.:

Print or type payee’s name, address and zip code:

Your Signature:
(Sign exactly as your name appears on the face of the Security)

Date:

*              Signature guaranteed by:

By:

*                 The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs:  (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.